EXHIBIT I

[FORM OF PROMISSORY NOTE]

$25,000,000.00 Houston, Texas August 5, 2008

FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Makers") jointly and severally promise to pay to the order of TEXAS CAPITAL BANK, N.A. ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00), or so much thereof as may be advanced against this Note pursuant to the Second Amended and Restated Credit Agreement dated of even date herewith by and between Makers and Payee (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, the availability of Makers to receive advances under this Note and certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

This Note is issued pursuant to and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Makers may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

Without being limited thereto or thereby, this Note is secured by the Security Instruments.

THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

[*Signatures on the following page*]

MAKERS:

CYMRI, L.L.C. (F/K/A THE CYMRI CORPORATION)

By:______________________________
Larry M. Wright
Chief Executive Officer

TRIUMPH ENERGY, INC.

By:______________________________
Larry M. Wright
Chief Executive Officer

EXHIBIT II

[FORM OF BORROWING REQUEST]

TEXAS CAPITAL BANK, N.A.
One Riverway, Suite 2450
Houston, Texas 77056
Attention: Jonathan Gregory

Re: Second Amended and Restated Credit Agreement dated as of August ___, 2008, by and among CYMRI, L.L.C., and Triumph Energy, Inc., each individually, as Borrower and collectively, as Borrowers, and Texas Capital Bank, N.A., as Lender (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

Pursuant to the Credit Agreement, the Borrowers hereby requests a Loan on the date and in the amount as follows:

Amount: $____________

Requested funding date: ___________, 20__

The undersigned certifies that he is the Chief Executive Officer of each Borrower, has obtained all consents necessary from the board of directors of each Borrower, and as such he is authorized to execute this request on behalf of each Borrower. The undersigned further certifies, represents, and warrants on behalf of each Borrower that the Borrowers are entitled to receive the requested Loan under the terms and conditions of the Credit Agreement. The undersigned further certifies that (i) no Event of Default has occurred and is continuing, and no Default has occurred and is continuing, (ii) no material adverse change has occurred in the business, prospects, financial condition, or the results of operations of either Borrower since the date of the previous Financial Statements provided to Lender and (iii) each of the representations and warranties of Borrowers contained in ***Article IV*** of the Credit Agreement is true and correct in all respects.

Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

Very truly yours,

CYMRI, L.L.C.

By:______________________________
Larry M. Wright
Chief Executive Officer

EXHIBIT III

[FORM OF COMPLIANCE CERTIFICATE]

I, the Chief Executive Officer of **CYMRI, L.L.C.** (the "Company"), pursuant to Sections 5.2 and 5.3 of the Second Amended and Restated Credit Agreement dated as of August 5, 2008, by and among TEXAS CAPITAL BANK, N.A. ("Bank") and the Company and Triumph Energy, Inc., (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

1. No Event of Default (as defined in the Agreement) has occurred and is continuing, and no Default (as defined in the Agreement) has occurred and is continuing;

2. No material adverse change has occurred in the business, prospects, financial condition, or the results of operations of the Company since the date of the previous Financial Statements (as defined in the Agreement) provided to Bank; and

3. Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects.

This certificate is executed this ___ day of August, 2008.

CYMRI, L.L.C.

By:____________________
Larry M. Wright
Chief Executive Officer

EXHIBIT IV

LIABILITIES:

Except as disclosed in the Financial Statements previously delivered by the Borrower to the Lender, there are none.

LITIGATION:

(a) *Burton Trumps, et al, vs. Quarles Drilling Corporation, et al*, Docket No. 63348, 15th Judicial District Court, Acadia Parish, Louisiana;

(b) *Petroleum Engineers, Inc. vs. I. G. Petroleum, L.L.C.*, for recovery of money for services in the amount of $125,000.00;

(c) *Petroleum Engineers International, Inc. vs. PDVSA*, for recovery of money for services in the amount of $352,009.00;

(d) *Panaco, Inc. vs. Petroleum Engineers, Inc.*, for recovery of preferential payments in the amount of $40,000.00;

(e) *Joachim Cotton, et al, vs. Alpine Exploration, et al*, for illegal discharge of vapors and damages;

(f) *Karl Belsome, et al, vs. Alpine Exploration, et al*, for illegal discharge of vapors and damages;

(g) *Ted Adams, Sr., et al, vs. Alpine Exploration, et al*, for illegal discharge of vapors and damages;

(h) *John Brown, et al, vs. Alpine Exploration, et al*, for illegal discharge of vapors and damages;

(i) *I. G. Petroleum, L.L.C. vs. Petroleum Engineers, Inc.*, for loss of production and expenses in the amount of $3,150,000.00;

(j) *Daniel A. Hardee, III, et al, vs. Atlantic Richfield*, for land damages for adjacent lease;

(k) *Rodney James Young vs. TDC Energy, LLC*, for injuries and loss of work;

(l) *Alfonso Sanchez vs. Acme Truck Lines*, for injuries;

(m) *Margone, L.L.C. vs. Addison Resources*, for hazardous dumping of waste in the amount of $40,000.00;

(n) *Daniel Hardee, et al, vs. Petroleum Engineers, Inc., et al*, for land damages;

(o) *Rodney James Young vs. TDC Energy, et al*, for injuries and loss of work; and

(q) *David Braud vs. Anadarko, et al*, for injuries and loss of work in the amount of $2,000,000.00.

ENVIRONMENTAL MATTERS:

None.

REFUNDS:

None.

GAS CONTRACTS:

None.

CASUALTIES:

None.

MATERIAL CONTRACTS:

None

EXHIBIT V

BORROWING BASE OIL AND GAS PROPERTIES

EXHIBIT "A"

I. Mortgaged Property

A: Egan Field, Acadia Parish, Louisiana

SCHEDULE OF PRODUCING OIL AND/OR GAS WELLS:

	Well Serial	Well Name	Well Num	Working Interest	Net Revenue Interest
1	28558	W L TRIMBLE	001	12.417%	10.677%
2	29972	J N CLEMENT EST	001	12.500%	10.677%
3	30964	VUA; REGAN UA	001	12.500%	10.938%
4	31020	MARG 1 RC SU A; REGAN UNIT D	001	12.500%	10.938%
5	31136	E M REGAN	002	12.500%	10.677%
6	70085	CORNELIUS REGAN	004	12.500%	10.677%
7	164463	BM RA SU B; B W FREELAND	003	13.671%	11.962%
8	168310	HAYES A	004	12.500%	10.938%
9	168998	W L TRIMBLE	005	12.417%	10.677%
10	169913	BM RB SU A; HAYES A	005	12.393%	10.394%
11	175374	EGAN HAYES SU; S HAYES ET AL	051	12.175%	10.938%
12	183328	HAYES B (formerly EGAN CAM RC SU)	004	12.393%	10.394%
13	193886	CAM RA SU G; E M REGAN	004	12.500%	10.938%

SCHEDULE OF NON-PRODUCING OIL AND/OR GAS WELLS:

	Well Serial	Well Name	Well Num	Well Status
14	29224	EGAN SWD	010	09
15	30327	EGAN-HAYES SU; E M REGAN	001	33
16	30330	EGAN HAYES SU; F POOL	002	33
17	30565	VUC; REGAN	001	33
18	30721	EGAN HAYES SU; HOUSSIER-LATRA	001	33
19	30750	CAM SU C; J R DAILEY	003	33
20	30888	J R DAILEY	004	33
21	31024	CAM SU N; W L TRIMBLE	002	33
22	31396	CAM SU Q; J R DAILEY A	001	33
23	32178	CORNELIUS REGAN	001	33
24	32351	EGAN HAYES SU; HAYES A	002	33
25	32399	EGAN HAYES SU; LEGER POOL	001	33
26	32721	CAM SU P; J R TRUMPS C	002	33
27	33245	EGAN SWD	014	09
28	34122	EGAN SWD	006	09
29	95613	E M REGAN	002-D	22
30	146389	J R DAILEY	005	33
31	167526	CLE RB SU A; HAYES B	003	33
32	198910	BATH 1 RB SU A; CORNELIUS REGAN	005	20
33	970639	EGAN SWD	003	09
34	970640	EGAN SWD	008	09
35	970642	EGAN SWD	012	09

All wells (producing and non-producing) listed above are operated by RLP GULF STATES, L.L.C.

* Well Status Codes:
09 – ACTIVE –INJECTION WELL – SALT WATER DISPOSAL
20 = PA-35 WELL
22 = REVERTED TO SINGLE COMPLETION
33 = SHUT-IN PRODUCTIVE – FUTURE UTILITY WELL

SCHEDULE OF OIL, GAS AND MINERAL LEASES, RIGHTS-OF-WAY AND CONTRACTS:

B: Cameron Field, Cameron Parish, Louisiana

SCHEDULE OF OIL AND/OR GAS WELLS:

	Well Serial	Well Name	Well Num	Working Interest	Net Revenue Interest
1	145095	7800 RA SU A; ER & CF HENRY	001	50.000%	36.977%
2	207323	S 1 VUA; ER & CF HENRY "A"	001	50.000%	36.933%
3	208183	8000 RA SU A; ER & CF HENRY "A"	001-D	50.000%	36.933%
4	211107	AMPH 2A RA SU A; ER & CF HENRY "B"	001	50.000%	36.915%
5	971933	ER & CF HENRY	001	50.000%	N/A

All wells listed above are operated by CAMEX OPERATING COMPANY

OIL, GAS AND MINERAL LEASES, RIGHTS-OF-WAY AND CONTRACTS:

1. That certain lease from John Henry LeBleu, et al, as Lessor, to Camex, Inc., as Lessee, dated April 9, 1987, and filed and recorded in Conveyance Book 646, Entry No. 204816, of the records of Cameron Parish, Louisiana.

2. That certain lease from Peter C. Henry, Jr., as Lessor, to Camex, Inc., as Lessee, dated April 9, 1987, and filed and recorded in Conveyance Book 646, Entry No. 204817, of the records of Cameron Parish, Louisiana.

3. That certain lease from Louis G. Ardoin, as Lessor, to Camex, Inc., as Lessee, dated April 9, 1987, and filed and recorded in Conveyance Book 646, Entry No. 204818, of the records of Cameron Parish, Louisiana.

4. That certain lease from John Henry LeBleu, Sr., et al, as Lessor, to Camex, Inc., as Lessee, dated July 21, 1989, and filed and recorded in Conveyance Book 698, Entry No. 214957, of the records of Cameron Parish, Louisiana.

5. That certain lease from Judith Rosteet, as Lessor, to Camex, Inc., as Lessee, dated July 21, 1989, and filed and recorded in Conveyance Book 698, Entry No. 214958, of the records of Cameron Parish, Louisiana.

6. That certain lease from Jane Ann Henry, et al, as Lessor, to Camex, Inc., as Lessee, dated July 21, 1989, and filed and recorded in Conveyance Book 698, Entry No. 214959, of the records of Cameron Parish, Louisiana.

7. That certain lease from Peter C. Henry, et al, as Lessor, to Camex, Inc., as Lessee, dated July 21, 1989, and filed and recorded in Conveyance Book 698, Entry No. 214960, of the records of Cameron Parish, Louisiana.

8. That certain lease from Louis G. Ardoin, as Lessor, to Camex, Inc., as Lessee, dated July 21, 1989, and filed and recorded in Conveyance Book 698, Entry No. 214956, of the records of Cameron Parish, Louisiana.

9. That certain Oil, Gas and Mineral Lease from Frances Rosteet Larocque, et al, as Lessor, to Camex Operating Company, as Lessee, dated April 21, 1995, and filed and recorded in Conveyance Book 819, Entry No. 241685 of the records of Cameron Parish, Louisiana.

OIL, GAS AND MINERAL LEASES, RIGHTS-OF-WAY AND CONTRACTS - Continued:

10. That certain Lease from E. R. Henry, et al, as Lessors, to John B. Daigle, as Lessee, dated March 25, 1942, filed and recorded in Conveyance Book 49, Page No. 260, File No. 45337, of the records of Cameron Parish, Louisiana.

as affected by the following Releases and/or Amendments:

a. That certain Partial Release of oil, Gas and Mineral Leases from D. H. Oheim & Associates, Inc., et al to Lessors, dated effective from July 21, 1991, and filed and recorded in Conveyance Book 735, Entry No. 224064, of the records of Cameron Parish, Louisiana.

b. That certain Partial Release of oil, Gas and Mineral Leases from U. S. Resources Group, Inc., et al to Lessors, dated effective from April 9, 1991, and filed and recorded in Conveyance Book 727, Entry No. 222407, of the records of Cameron Parish, Louisiana.

c. That certain Release of oil, Gas and Mineral Leases from Charles D. Thompson, et al to Lessors dated effective April 20, 1995, and filed' in Conveyance Book 818, Entry No. 241671, of the records of Cameron Parish, Louisiana.

d. That certain Amendment to oil, Gas and Mineral Leases from Lessors, filed and recorded in Conveyance Book 819, Entry No. 241686, of the records of Cameron Parish, Louisiana.

e. That certain unrecorded Servitude and Right-of-Way Agreement from Peter C. Henry, Jr., et al, as Grantors, to Franks Petroleums, Inc., as Grantee dated effective as of July 15, 1974.

All subsurface pipe and equipment, wellheads, tanks, flow-lines, separators, meters, pumps or other equipment appurtenant to operations of these well-bores and subject leases, that is currently operating or stored on the property.

C: Andrew Field, Vermilion Parish, Louisiana

OIL AND/OR GAS WELL:

Reef Exploration, Inc. - CAM 2 RF SU A; Lucy Thomas, et al No. 1 Well, bearing Serial No. 228669

WORKING INTEREST :	BPO = 1.000000%	APO = 0.996600%
NET REVENUE INTEREST :	BPO = 0.996600%	APO = 0.717906%

OIL, GAS AND MINERAL LEASES, RIGHTS-OF-WAY AND CONTRACTS:

Leases recorded prior to May 7, 2003:

1. That certain Oil, Gas and Mineral Lease, dated 9/8/00, by and between Lucy B. Thomas, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20100384 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated May 12,2003 and recorded under Entry No. 20307203 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No.1)

2. That certain Oil, Gas and Mineral Lease, dated 9/12/00, by and between Alicia Bouillion Istre, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20100386 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated May 15, 2003 and recorded under Entry No. 20306542 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No.3)

3. That certain Oil, Gas and Mineral Lease, dated 5/1/98, by and between Griffin Paul Reaux, et al, as Lessor, and James G. Diehl, as Lessee, and a Memorandum of which is recorded under Entry No. 9808488 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated October 6, 2000 and recorded under Entry No. 20100411 of the Conveyance Records of Vermilion Parish, Louisiana, and as further amended by Agreement dated September 18, 2002 and recorded under Entry No. 20212152 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 28)

4. That certain Oil, Gas and Mineral Lease, dated 5/29/98, by and between Rufus Simon, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 9808494 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated Janwuy 12, 2001 and recorded under Entry No. 20100417 of the Conveyance Records of Vermilion Parish, Louisiana, and as further amended by Agreement dated August 14, 2002 and recorded under Entry No. 20210984 of the Conveyance Records of Vennilion Parish, Louisiana. (DLS Lease No. 34)

5. That certain Oil, Gas and Mineral Lease, dated 7/31/98, by and between Jay Peverly Broussard, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 9808542 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated September 26,2000 and recorded under Entry No. 20100423 of the Conveyance Records of Vermilion Parish, Louisiana, and as further amended by Agreement dated May 30, 2003 and recorded under Entry No. 10307204 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 40)

6. That certain Oil, Gas and Mineral Lease, dated 11/22/00, by and between Lionel H. Abshire, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20100458 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 75)

7. That certain Oil, Gas and Mineral Lease, dated 12/06/00, by and between Avico/Hemus Minerals, Inc., as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20106483 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated May 21, 2003 and recorded under Entry No. 20306541 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 76)

8. That certain Oil, Gas and Mineral Lease, dated 9/6/02, by and between Lucy B. Thomas, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20212149 of the Conveyance Records of Vermilion Parish, Louisiana, as amended by Agreement dated January 24, 2003 and recorded in counterparts Wlder Entry Nos. 20301914 and 20301915 of the Conveyance Records ofVennilion Parish, Louisiana. (DLS Lease No. 77)

9. That certain Oil, Gas and Mineral Lease, dated 9/18/02, by and between Audrey Louise Broussard, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20212150 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 78)

10. That certain Oil, Gas and Mineral Lease, dated 11/1/02, by and between Hunter Trust. et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20301917 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 82)

11. That certain Oil, Gas and Mineral Lease, dated 1/23/03, by and between Lucy B. Thomas, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20301916 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 83-A)

12. That certain Oil, Gas and Mineral Lease, dated 1/23/03, by and between Kevin Lewis Hammond, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20303113 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 83-B)

13. That certain Oil, Gas and Mineral Lease, dated 1/22/03, by and between The Jean and Joyce Reaux Revocable Trust No.1, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20301918 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 84)

14. That certain Oil, Gas Mineral Lease, dated 1/22/03, by and between The Jean and Joyce Reaux Revocable Trust No.1, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20301919 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 85)

15. That certain Oil, Gas and Mineral Lease, dated 4/7/03, by and between Ardell Landry Dugas, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20306538 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 87)

16. That certain Oil, Gas and Mineral Lease, dated 1/8/03, by and between Noble Energy, Inc., as Lessor, and Fleetwood Resources, Inc., as Lessee, and recorded under Entry No. 20301920 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 86-A)

17. That certain Oil, Gas and Mineral Lease, dated 1/8/03, by and between Avrico, Inc., as Lessor, and Fleetwood Resources, Inc., as Lessee, and recorded under Entry No. 20301921 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 86-B)

INSOFAR AND ONLY INSOFAR as the above-described leases cover the depths from the surface of the earth down to 500 ft below the base of the Camerina 2 formation, the stratigraphic equivalent of which is found at a depth of 13,910 feet in the Quintana Broussard No. 1 Well (API #171132137300), located in Section 15, T11S-R2E, Vermilion Parish, Louisiana.

Leases recorded after May 7, 2003:

1. That certain Oil, Gas and Mineral Lease, dated 4/7/03, by and between Rena Broussard Gallet, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20306539 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 88)

2. That certain Oil, Gas and Mineral Lease, dated 5/6/03, by and between Timothy James Landry, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20306540 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 89)

3. That certain Oil, Gas and Mineral Lease, dated 5/12/03, by and between Lucy B. Thomas, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20307202 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 90)

4. That certain Oil, Gas and Mineral Lease, dated 5/8/03, by and between Noah Comeaux, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20306543 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 91)

5. That certain Oil, Gas and Mineral Lease, dated 5/8/03, by and between Adam Comeaux, et al, as Lessor, and James G. Diehl, as Lessee, and recorded under Entry No. 20306545 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 92)

6. That certain Oil, Gas and Mineral Lease, dated 9/5/03, by and between Lucille Melba Mire Breaux, et al, as Lessor, and Fleetwood Resources, Inc., as Lessee, and a Memorandum of which is recorded under Entry No. 20312544 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 93)

7. That certain Oil, Gas and Mineral Lease, dated 9/5/03, by and between Lucille Melba Mire Breaux, et al, as Lessor, and Fleetwood Resources, Inc., as Lessee, and a Memorandum of which is recorded under Entry No. 20312545 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 94)

8. That certain Oil, Gas and Mineral Lease, dated 8/22/03, by and between Edison Abshire, et ux, as Lessor, and Pure Reef, L. P., as Lessee, and a Memorandum of which is recorded under Entry No. 20311609 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 95)

9. That certain Oil, Gas and Mineral Lease, dated 8/22/03, by and between Yola Mae Abshire, et al, as Lessor, and Pure Reef, L. P., as Lessee, and a Memorandum of which is recorded under Entry No. 20311610 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 96)

10. That certain Oil, Gas and Mineral Lease, dated 8/22/03, by and between Edison Abshire, et al, as Lessor, and Pure Reef, L. P., as Lessee, and a Memorandum of which is recorded under Entry No. 20311611 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 97)

11. That certain Oil, Gas and Mineral Lease, dated 8/23/03, by and between Rufus Simon, et al, as Lessor, and Pure Reef, L. P., as Lessee, and a Memorandum of which is recorded under Entry No. 20311612 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 98-A)

12. That certain Oil, Gas and Mineral Lease, dated 8/23/03, by and between Laura Moser Chabot, as Lessor, and Pure Reef, L. P., as Lessee, and a Memorandum of which is recorded under Entry No. 20312503 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 98-B)

13. That certain Oil, Gas and Mineral Lease, dated 8/23/03, by and between Vernis Joseph Leger, et al, as Lessor, and Pure Reef, L. P., as Lessee, and a Memorandum of which is recorded under EnUy No. 20311613 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 99)

The above referenced six (6) Memoranda identified under items 8, 9, 10, 11, 12 and 13 hereinabove were ratified by Pure Reef, L.P. in that certain Ratification of Memoranda of Oil, Gas and Mineral Leases, dated October 16, 2003, and recorded under Entry No. 20314463 of the Conveyance Records of Vermilion Parish, Louisiana.

INSOFAR AND ONLY INSOFAR as the above-described leases cover the depths from the surface of the earth down to 500 ft below the base of the Camerina 2 formation, the stratigraphic equivalent of which is found at a depth of 13,910 feet in the Quintana Broussard No.1 Well (API #171132137300), located in Section 15, T11SR2E, Vermilion Parish, Louisiana.

Leases Farmed-In:

That certain Oil, Gas and Mineral Lease, dated 1/15/01, by and between Lucy B. Thomas, et al, as Lessor, and Wolf Energy, Inc., as Lessee, and recorded under Entry No. 20103764 of the Conveyance Records of Vermilion Parish, Louisiana. (DLS Lease No. 100) INSOFAR AND ONLY INSOFAR as said lease covers the land and depths subject to that certain Farmout Agreement, by and between Amerada Hess Corporation, as Farmor, and Fleetwood Resources, Inc., et al, as Farmee.

D: Erath Field, Vermilion Parish, Louisiana

OIL AND/OR GAS WELL:

St. Mary Energy Company - 13200' RB SU A; Matthew J. Guidry, et al No. 1 Well, bearing Serial No. 227899

WORKING INTEREST : 6.00000%

NET REVENUE INTEREST : 4.72882%

OIL, GAS AND MINERAL LEASES, RIGHTS-OF-WAY AND CONTRACTS:

E: West Mermentau Field, Jefferson Davis Parish, Louisiana

OIL AND/OR GAS WELL:

St. Mary Energy Company - U BOL M RA SU A; J. B. Farm No. 1 Well, bearing Serial No. 229984

WORKING INTEREST : BCP = 7.000000% (Before Casing Point) ACP = 5.000000% (After Casing Point)

NET REVENUE INTEREST :

OIL, GAS AND MINERAL LEASES, RIGHTS-OF-WAY AND CONTRACTS:

1. That certain Oil, Gas and Mineral Lease, dated October 6, 2003, by and between Alfred C. Boudier, et al, as Lessor, and St. Mary Energy Company, as Lessee, and recorded under Entry No. 601967 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

2. That certain Oil, Gas and Mineral Lease, dated October 6, 2003, by and between Patrick Henry Johnson, et al, as Lessor, and St. Mary Energy Company, as Lessee, and recorded under Entry No. 601968 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

3. That certain Lease for Oil, Gas and Other Liquid or Gaseous Minerals dated March ___, 2004, by and between the State of Louisiana, as Lessor, and St. Mary Energy Company, as Lessee, and recorded under Entry No. 603789 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

4. Oil, Gas and Mineral Lease dated March 10, 2004, by and between Noble Energy, Inc., as Lessor, and St. Mary Energy Company, as Lessee, and being evidenced on the face of the public records by that certain Memorandum of Oil, Gas and Mineral Lease recorded under Entry No. 604107 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

5. Oil, Gas and Mineral Lease dated March 25, 2004, by and between Blue Heron Land Company, L.L.C., et al, as Lessor, and St. Mary Energy Company, as Lessee, and being evidenced on the face of the public records by that certain Memorandum of Oil, Gas and Mineral Lease recorded under Entry No. 604112 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

6. Road and Surface Lease, Pipeline Right of Way and Land Farming Agreement dated May 10, 2004, by and between Alfred C. Bourdier, et al, as Grantor and St. Mary Energy Company, as Grantee, and recorded under Entry No. 605887 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

7. Model Form Recording Supplement to Operating Agreement and Financing Statement, St. Mary Energy Company, as Operator and RLI Properties, L.L.C., et al as Non-Operators, and recorded under Entry No. 606303 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

9. Oil, Gas and Mineral Lease dated February 25, 2004, by and between Andrew Cormier, et ux, as Lessors, and St. Mary Energy Company, as Lessee, and recorded under COB 660, Page 247, of the Conveyance Records of Jefferson Davis Parish, Louisiana.

10. Oil, Gas and Mineral Lease dated April 6, 2004, by and between Janice Bordes Van Geffen, et al, as Lessors, and St. Mary Energy Company, as Lessee, and recorded under COB 660, Page 253, of the Conveyance Records of Jefferson Davis Parish, Louisiana.

11. Oil, Gas and Mineral Lease dated May 10, 2004, by and between Alfred C. Bourdier, et al (aka Johnson Boudreaux Farm), as Lessors, and St. Mary Energy Company, as Lessee, and recorded under COB 958, Page 434, Records of Jefferson Davis Parish, Louisiana.

13. Road and Surface Lease, Pipeline Right of Way and Land Farming Agreement dated May 10, 2004, by and between Alfred C. Bourdier, et al, as Grantor and St. Mary Energy Company, as Grantee, and recorded under Entry No. 605887 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

14. Model Form Recording Supplement to Operating Agreement and Financing Statement, St. Mary Energy Company, as Operator and RLI Properties, L.L.C., et al as Non-Operators, and recorded under Entry No. 606303 of the Conveyance Records of Jefferson Davis Parish, Louisiana.

EXHIBIT A

Well List, Duval and Jim Wells Counties, Texas

WELL	WELL NUMBER	WORKING INTEREST	NET REVENUE INTEREST	OVERRIDING ROYALTY INTEREST
Perez, A	1	100.00%	79.37%	
Maclovio Garcia	1	100.00%	78.30%	
Westerholm	1	100.00%	88.25%	
Perez Duerkson	2	100.00%	77.99%	
Isham	5	100.00%	78.52%	
Isham	10	100.00%	78.52%	
Isham	12	100.00%	78.52%	
Isham	13	100.00%	78.52%	
Isham	14	100.00%	78.52%	
Livingston	1	100.00%	78.52%	
Perez Heirs	2	100.00%	79.37%	
Seeligson, AA "A"	4	100.00%	78.28%	
Seeligson, AA "A"	6	100.00%	78.28%	
Seeligson, AA "A"	7	100.00%	78.28%	
Seeligson, AA "A"	8	100.00%	78.28%	
Seeligson, AA "A"	9	100.00%	78.28%	
Seeligson, SK	1	100.00%	87.50%	
Seeligson, SK	3	100.00%	75.00%	
Seeligson, SK	4	100.00%	75.00%	
Premont Unit #2	8	100.00%	87.50%	
Moos, H E "A"	4	80.00%	58.61%	
Moos, H E "B"	6	80.00%	58.61%	
Moos, H E "B"	9	80.00%	58.61%	
Moos, H E "A"	12	80.00%	58.61%	
Moos, H E "A"	13	80.00%	58.61%	
Moos, H E "C"	2	80.00%	58.61%	
Kibbe-Moos	19	85.00%	60.49%	
Kibbe-Moos	20	80.00%	62.92%	
Kibbe-Moos	21	80.00%	56.53%	
Kibbe-Moos	23	80.00%	56.53%	
Kibbe-Moos	24	80.00%	58.61%	
Seeligson Unit 2	4	100.00%	87.50%	
Parr Kibbe	1			1.50%
Parr Sunray	1			1.00%
Parr Sunray	2			1.00%
Parr Sunray	3			1.00%
Parr Morgan	1			1.00%

Well List, Karnes and Bee Counties, Texas

WELL	WELL NUMBER	WORKING INTEREST	NET REVENUE INTEREST
Lyons	21	100.00%	75.00%
Lyons	8	100.00%	75.00%
Lyons	13	100.00%	75.00%
Lyons	17	100.00%	75.00%
SWD # 1	1	100.00%	75.00%
SWD # 2	2	100.00%	75.00%
Spielhagen	1-F	100.00%	87.50%
Spielhagen	4	100.00%	87.50%
Overby	1	100.00%	80.52%
Overby	2	100.00%	80.00%
Overby	3	100.00%	80.00%
Overby	4	100.00%	80.52%
Overby	5	100.00%	80.00%
Overby	6	100.00%	80.00%
Overby	7	100.00%	80.00%
Steed	1 A	100.00%	66.50%
Steed	2B	100.00%	66.50%
Steed	5A	100.00%	66.95%
Powell	3A	100.00%	87.50%
Lyons	4.	100.00%	75.00%
Lyons	10	100.00%	75.00%
Lyons	15	100.00%	75.00%
Lyons	16	100.00%	75.00%
Lyons	23	100.00%	75.00%
Lyons	25	100.00%	75.00%
Lyons	26	100.00%	75.00%
Lyons	27	100.00%	75.00%
Belnap	1	100.00%	80.00%
Belnap	3	100.00%	80.00%
Belnap	6	100.00%	80.00%
Belnap	8	100.00%	80.00%
Belnap	9	100.00%	80.00%
Boyce	26B	100.00%	80.00%
Inez Spielhagen	3	100.00%	65.6250%

EXHIBIT VI

PURCHASERS OF PRODUCTION

Purchaser	Property	State of Property Location / Producer
GulfMark P.O. Box 844 Houston, Texas 77001-0844	All oil wells	Texas / CYMRI
Wilmar Pipelines, Inc. P.O. Box 19130 Houston, Texas 77224-9130	Burnell Field	Texas / CYMRI
Duval Gas Gathering Corporation 1915 Encino Alice, Texas 78332	Seeligson A 6 only	Texas / CYMRI
Noble Energy, Inc. P. O. Box 909 Ardmore, OK 73402	All Parr Wells	Texas / CYMRI
Copano Field Services/Agua Dulce, L.P. 2727 Allen Parkway, Suite 1200 Houston, Texas 77019	Moos Field	Texas / CYMRI
Arrow Oil & Gas, Inc. P.O. Box 862 Norman, Oklahoma 73070	Hazel 1-14	Oklahoma / TEI
BP America Production Co. 509 South Boston Tulsa, Oklahoma 74103	Riley Gas Unit #1	Texas / TEI
Camex Operating Company P.O. Box 51733 Lafayette, Louisiana 70505	Henry A-1 Henry B-1	Louisiana / TEI
Abraxas Petroleum Corp 500 N. Loop 1604 E., Ste. 100 San Antonio, TX 78232	Matthew J. Guidry	Louisiana / TEI
The Termo Co. P. O. Box 2767 Long Beach, CA 90801	Broussard Hoffpauir #1	Louisiana / TEI

Purchaser	Property	State of Property Location / Producer
Forest Oil Corp. 1600 Broadway Denver, Colorado 80202	E. Broussard Heirs #1B (Not Producing)	Louisiana / TEI
JO'B Operating Company P.O. Box 5928 Shreveport, Louisiana 71135	Lake Arthur Lease	Louisiana / TEI
Plains Marketing, LP P.O. Box 4648 Houston, Texas 77210	Hollins #3 (Not Producing)	Louisiana / TEI
RLP Gulf States, LLC P.O. Drawer 1488 Shawnee, Oklahoma 74802	Egan Field Oil & Gas	Louisiana / TEI
Milagro Exploration, LLC 1301 McKinney, Ste 500 Houston, TX 77010	LeDoux	Louisiana / TEI
St. Mary Operating Co. Revenue Distribution Account 17776 Lincoln Street, Suite 700 Denver, Colorado 80203	J. B. Farm #1	Louisiana / TEI
Veenker Resources, Inc. P.O. Box 14339 Oklahoma City, Oklahoma 73113	Lorance & Kincaid Leases	Kansas / TEI